Exhibit 99.1

         STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER OF KEYSPAN
            CORPORATION REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS

I, Robert B. Catell, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports
     of  KeySpan   Corporation   ("KeySpan"),   and,   except  as  corrected  or
     supplemented in a subsequent covered report:

          (a) no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          (b) no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed);

     (2) I have reviewed the contents of this statement with KeySpan's Audit Committee;

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          (a) The Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of KeySpan filed with the Commission;

          (b) all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of KeySpan filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          (c) any amendments to any of the foregoing.


                                                   /s/ Robert B. Catell
                                             ---------------------------
                                             Name:  Robert B. Catell
                                             Date:  August 12, 2002

Subscribed and sworn to
before me this 12th day of
August 2002.


/s/Richard A. Rapp, Jr.
-----------------------
Notary Public
My Commission Expires
July 31, 2004